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                       SECURITIES AND EXCHANGE COMMISSION

                                 Washington D.C.

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




                                November 13, 2001
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                Date of Report (Date of earliest event reported)


                              JLM INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)


        000-22687                                   06-1163710
--------------------------------     ------------------------------------------
 (Commission file number)               (IRS employer identification number)


                   8675 Hidden River Parkway, Tampa, FL 33637
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                    (Address of principal executive offices)


                                 (813) 632-3300
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              (Registrant's telephone number, including area code)



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Item 4.  Changes in Registrant's Certifying Accountant.

      (a) On November 13, 2001, JLM Industries, Inc. (the "Company") dismissed Deloitte & Touche LLP ("Deloitte") as its independent accountants for the year ending December 31, 2001. The decision was approved by the Audit Committee of the Company.

         The reports of Deloitte on the financial statements of the Company for fiscal years ended December 31, 2000 and December 31, 1999 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

         In addition, during the Company's fiscal years ended December 31, 1999 and December 31, 2000 and through November 13, 2001, there was no disagreement with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to the subject of that disagreement in its reports on the Company's financial statements for those fiscal periods.

         During the fiscal years ended December 31, 1999 and December 31, 2000 and through November 13, 2001, there were no "reportable events" as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

         The Company requested that Deloitte furnish it with a letter addressed to the Securities and Exchange Commission (the "SEC") stating whether or not it agrees with the statements in this Item 4(a). A copy of the letter furnished by Deloitte in response to that request, dated November 16, 2001, is filed as
Exhibit 16.1 to this Form 8-K.

         (b) On November 13, 2001, Ernst & Young LLP ("E&Y") was engaged as the Company's new independent accountants. During the two most recent fiscal years and the interim period preceding the engagement of E&Y, the Company has not consulted with E&Y regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and either a written report or oral advice was provided to the Company by E&Y that E&Y concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue; or (ii) any matter that was either the subject of a "disagreement" or "reportable event," as those terms are used in Item 304(a)(1) of Regulation S-K and the related instructions to Item 304 of Regulation S-K.



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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)     Exhibits:

                 The following exhibits are filed as part of this report:

                 EXHIBIT NUMBER       DESCRIPTION
                      16.1            Letter from Deloitte & Touche LLP
                                      dated November 16, 2001 regarding
                                      change in certifying accountant.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  JLM INDUSTRIES, INC.
                                        ----------------------------------------
                                                      (Registrant)



                                     By: /s/ Michael Molina
                                        ----------------------------------------
                                        Michael Molina
                                        Treasurer & Assistant Secretary



Dated:  November 19, 2001





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                                  EXHIBIT INDEX


EXHIBIT NO.        DOCUMENT
      16.1         Letter from Deloitte & Touche LLP dated November 16, 2001
                   regarding change in certifying accountant.











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